UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2020

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-09210 (Commission File Number)	95-4035997 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, par value $0.20	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.◻

Item 7.01          Regulation FD Disclosure.

On August 24, 2020, Occidental Petroleum Corporation (“Occidental”) issued a press release announcing that it had amended certain terms and conditions of the cash tender offers (together with the related consent solicitations in respect of certain series of Subject Notes (as defined below), the “Tender Offers”) to purchase its outstanding 4.10% Senior Notes due 2021, 2.600% Senior Notes due 2021, Floating Interest Rate Notes due August 2021, Floating Interest Rate Notes due August 2022, 2.600% Senior Notes due 2022, 2.700% Senior Notes due 2022, 3.125% Senior Notes due 2022 and 2.70% Senior Notes due 2023 (collectively, the “Subject Notes”) as set forth in the Offer to Purchase and Consent Solicitation Statement, dated as of August 12, 2020, as amended by a press release issued by Occidental on August 12, 2020 (as further amended by the press release furnished hereby, the “Offer to Purchase”).

The amendments to the Offer to Purchase (i) modify the order of priority pursuant to which certain series of Subject Notes will be purchased, (ii) extend the time by which the holders of Subject Notes maturing in 2022 and 2023 must tender such Subject Notes in order to be eligible to receive the applicable early tender premium and (iii) extend the time by which the holders of Subject Notes maturing in 2022 and 2023 may withdraw such validly tendered Subject Notes.

A copy of the press release relating to the amendments to the Offer to Purchase is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 24, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: August 24, 2020